Exhibit 32.2

ALPHAPOINT TECHNOLOGY, INC.

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of AlphaPoint Technology, Inc. (the Company) on Form 10-K for the annual period ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Geoff Bicknell, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Geoff Bicknell

Geoff Bicknell

Principle Financial Officer

April 15, 2015